UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 11, 2011
Glu Mobile Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

45 Fremont Street, Suite 2800, San Francisco, California	94105

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(415) 800-6100
2207 Bridgepointe Parkway, Suite 300, San Mateo, California
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 11, 2011, Glu Mobile Inc. (“Glu”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, Craig-Hallum Capital Group LLC, Merriman Capital, Inc. and Northland Capital Markets (the “Underwriters”). The Underwriting Agreement provides for the sale to the Underwriters of up to 7,317,074 shares of Glu’s common stock, par value $0.0001 per share, at a price to the Underwriters of $2.05 per share, including an overallotment option of 1,097,561 shares (the “Offering”). The shares are being offered and sold under a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”), in connection with an offering pursuant to Glu’s shelf registration statement on Form S-3 (File Number 333-170577) (the “Registration Statement”). The Offering is expected to close on January 14, 2011.
     The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is attached to this report as Exhibit 1.01 and which is incorporated by reference into the Registration Statement.
Item 8.01 Other Events.
     In connection with the Offering, Glu is filing a legal opinion and consent as Exhibit 5.01 and Exhibit 23.01 to this report, which are incorporated by reference into the Registration Statement. In addition, on January 11, 2011, Glu issued a press release announcing that it had priced the Offering, which press release is filed as Exhibit 99.01 to this report and is incorporated herein by reference
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.01	Underwriting Agreement, dated as of January 11, 2011, by and among Glu Mobile Inc. and Roth Capital Partners, LLC, Craig-Hallum Capital Group LLC, Merriman Capital, Inc. and Northland Capital Markets

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)

99.01	Press Release dated January 11, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.
January 11, 2011	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Senior Vice President, Chief Financial Officer and Chief Administrative Officer

Exhibit Index

1.01	Underwriting Agreement, dated as of January 10, 2011, by and among Glu Mobile Inc. and Roth Capital Partners, LLC, Craig-Hallum Capital Group LLC, Merriman Capital, Inc. and Northland Capital Markets

5.01	Opinion of Fenwick & West LLP regarding the legality of the shares offered

23.01	Consent of Fenwick & West LLP (included in Exhibit 5.01)

99.01	Press Release dated January 11, 2011